UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

BUSINESS WARRIOR CORPORATION
(Exact name of registrant as specified in its charter)

Wyoming	333-265471	90-1901168
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

455 E Pebble Road, #230912,

Las Vegas, NV 89123-0912

(Address of Principal Executive Offices)

(855) 294-2900

(Registrant's Telephone Number including Area Code)

_________________________________________

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 12, 2024, Business Warrior Corporation. (the “Company”) was notified by its independent registered public accounting firm, Accell Audit & Compliance, P.A. (“Accell”) that they were resigning. During the fiscal year ended August 31, 2023, and the quarterly periods through May 31, 2024, there were no (i) disagreements between the Company and Accell on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, any of which, if not resolved to Accell’s satisfaction, would have caused Accell to make reference thereto in its audit report on the financial statements of the Company for such period, or (ii) reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K. There were no disputes or disagreements between the Company and Accell during the time it was the Company’s independent registered public accounting firm through the date of resignation.

The Company provided Accell with a copy of this disclosure before its filing with the SEC. The Company requested that Accell provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements. That letter is attached hereto as Exhibit 16.1.

New Independent Registered Public Accounting Firm

The Company’s Board of Directors appointed Astra Audit & Advisory, LLC (“Astra”) as its new independent registered public accounting firm, effective as of June 12, 2024. During the two most recent fiscal years and through the date of the Company’s engagement of Astra, the Company did not consult with Astra regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Prior to engaging Astra, Astra did not provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision to engage Astra as its independent accounting firm.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
16.1	Letter from Accell Audit & Compliance, P.A.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS WARRIOR CORPORATION
a Wyoming corporation

Date: June 21, 2024	By:	/s/ Rhett Doolittle
	Name:	Rhett Doolittle
	Title:	Chief Executive Officer and Director
(Principal Executive Officer)(Principal Financial and Accounting Officer)

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